UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Quanta Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Quanta Services, Inc. P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Quanta Services, Inc. Annual Meeting of Stockholders Friday, May 24, 2024 8:30 AM, Central Time Quanta Services, Inc. Headquarters 2727 North Loop West, Houston, Texas 77008 For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/PWR To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 14, 2024. Scan QR for digital voting Meeting Materials: (1) Notice of Meeting and Proxy Statement & (2) Annual Report and Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 24, 2024 For Stockholders of Record as of April 1, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/PWR Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/PWR Your control number Proxy materials available to view and receive: (1) Notice and Proxy Statement (2) 2023 Annual Report and 2023 Form 10-K. Have the 12 digit control number located in the shaded box SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Quanta Services, Inc. Quanta Services, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS OF QUANTA SERVICES, INC. RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4. PROPOSAL 1. Election of eleven directors nominated by Quanta’s Board of Directors; 1.01 Earl C. (Duke) Austin, Jr. 1.02 Warner L. Baxter 1.03 Doyle N. Beneby 1.04 Vincent D. Foster 1.05 Bernard Fried 1.06 Worthing F. Jackman 1.07 Holli C. Ladhani 1.08 Jo-ann dePass Olsovsky 1.09 R. Scott Rowe 1.10 Raúl J. Valentín 1.11 Martha B. Wyrsch 2. Approval, by non-binding advisory vote, of Quanta’s executive compensation; 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2024; 4. Approval of an amendment to Quanta’s Restated Certificate of Incorporation to provide for the exculpation of officers; and 5. Action upon any other matters that are properly brought before the meeting, or any adjournments or postponements of the meeting, by or at the direction of the Board of Directors.